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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-1340 of Data Documents Incorporated on Form S-3 of our reports dated February 6, 1997, appearing in this Annual Report on Form 10-K of Data Documents Incorporated for the year ended December 31, 1996.





DELOITTE & TOUCHE LLP

Omaha, Nebraska
March 21, 1997